Billtrust Announces Third Quarter 2022 Financial Results

•Reports Q3 2022 software and payments segment revenue of $35.2 million, up 35% for the same period in 2021.

LAWRENCEVILLE, NJ, November 7, 2022 – BTRS Holdings Inc. ("Billtrust" or "the Company") (NASDAQ: BTRS), a B2B accounts receivable automation and integrated payments leader, today announced financial results for its third quarter ended September 30, 2022.
"Our team again executed exceptionally well in a challenging environment, as evidenced by our strong 35.2% year-over-year software and payments segment revenue growth,” said Flint Lane, Founder and CEO of Billtrust. "With favorable secular trends intact and a crystal-clear value proposition for our accounts receivable and integrated payments solutions that supports our mission to digitize and streamline the Office of the CFO, we are confident that Billtrust is exceptionally well-positioned for the next phase of our growth.”
Third Quarter 2022 Summary

GAAP Metrics
•Total revenue increased 24.2% year-over-year to $51.4 million, versus $41.4 million for the same period in 2021.
•Software and payments segment revenue increased 35.2% year-over-year to $35.2 million, compared to $26.0 million for the same period in 2021.
•Gross profit, excluding depreciation and amortization, increased 33.8% year-over-year to $31.3 million, compared to $23.4 million for the same period in 2021.
•Gross margin, excluding depreciation and amortization expanded by 436 basis points to 60.8%, versus 56.5% for the same period in 2021, driven by improved operating leverage and an increasing mix of software and payments segment revenue.
•Net loss was $21.2 million, compared to $11.2 million for the same period in 2021.

Key Operating and Non-GAAP* Metrics
•Total Payment Volume (“TPV”), the dollar value of customer payment transactions that Billtrust processes on its platform during a particular period, increased by 34.9% year-over-year to $28.3 billion in Q3 2022, up from $21.0 billion for the same period in 2021.
•Net revenue* increased 29.9% year-over-year to $42.5 million, up from $32.7 million for the same period in 2021.
•Adjusted gross profit* increased 33.8% year-over-year to $31.8 million, compared to $23.8 million for the same period in 2021.
•Adjusted gross margin* increased 219 basis points year-over-year to 74.9%, versus 72.7% for the same period in 2021.
•Adjusted EBITDA* was $(1.5) million, compared to $(4.0) million for the same period in 2021.
•Direct card revenue ("DCR")* was $6.5 million, compared to $4.2 million for the same period in 2021, as we continue to drive card payments penetration on our electronic payments processing platforms.
•We exited the quarter with $145.9 million in cash, cash equivalents and marketable securities and no funded debt.

* Net revenue, adjusted gross profit, adjusted gross margin, adjusted EBITDA, and direct card revenue are Non-GAAP measures. An explanation of these measures and how they are calculated can be found under the heading “Non-GAAP Financial Measures” in the Company's Quarterly Report on Form 10-Q and in the attached reconciliations. Reconciliations of these Non-GAAP measures to the most directly comparable GAAP financial measures are included in the tables at the end of this press release. With respect to the Company's expectations under "Full Year 2022 Outlook" above, reconciliation of Non-GAAP adjusted gross profit, Non-GAAP adjusted gross margin, or Non-GAAP adjusted EBITDA to their comparable GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity, and low visibility with respect to certain excluded items, such as charges related to stock-based compensation expenses, changes in fair value of contingent consideration related to an acquisition, and related tax effects, including non-recurring income tax adjustments.
Proposed Transaction with EQT Private Equity
As previously announced on September 28, 2022, the Company entered into a merger agreement with the EQT X Fund (“EQT Private Equity”).
The transaction, which was approved by Billtrust’s Board of Directors, is expected to close in the fourth quarter of 2022 or first quarter of 2023, subject to customary closing conditions, including the approval of Billtrust’s stockholders, the expiration or termination of applicable waiting periods and the receipt of applicable approvals or consents under antitrust and competition laws and foreign investment laws of certain jurisdictions. However, Billtrust cannot assure completion of such transaction by any particular date, if at all or that, if completed, it will be completed on the terms set forth in the merger agreement.
Upon completion of the transaction, Billtrust’s shares will no longer trade on the NASDAQ, and Billtrust will become a private company.
For more information about the pending transaction with EQT Private Equity, see the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2022, and the Company’s preliminary proxy statement relating to the required shareholder approvals filed with the SEC on October 21, 2022.
Upcoming Investor Communications
In light of the pending transaction with EQT Private Equity, Billtrust will not host an earnings conference call or provide financial guidance in conjunction with this earnings release. For further detail and discussion of Billtrust’s financial performance please refer to Billtrust’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which will be filed later today with the SEC. The Company plans to continue providing quarterly earnings releases and will continue to file reports with the U.S. Securities and Exchange Commission (“SEC”) until the transaction has been completed.
About Billtrust
Billtrust (NASDAQ: BTRS) is a leading provider of cloud-based software and integrated payment processing solutions that simplify and automate B2B commerce. Accounts receivable is broken and relies on conventional processes that are outdated, inefficient, manual and largely paper based. Billtrust is at the forefront of the digital transformation of accounts receivable, providing mission-critical solutions that span credit decisioning and monitoring, online ordering, invoice delivery, payments and remittance capture, cash application and collections. For more information, visit Billtrust.com.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing, expected completion and impacts of the proposed transaction with EQT Private Equity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to secure the required regulatory and stockholder approvals for the proposed transaction and its ability to meet the applicable closing conditions; the diversion of management time relating to the pending transaction; Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; foreign currency impacts; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust's offerings; risks related to Billtrust's marketing and growth strategies; risks related to expanding Billtrust's operations outside the United States; risks related to Billtrust's ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; the impact of unstable market and economic conditions, including supply chain disruptions, higher rates of inflation, higher interest rates, increased volatility in foreign currency exchange rates, and increased volatility in the global capital markets, among others; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the SEC, including our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022. If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this press release. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures
Some of the financial information contained in this press release has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Such financial information is identified as such within the press release. Billtrust believes that the use of these non-GAAP financial measures provides an additional tool for management and investors to use in evaluating Billtrust’s actual and projected financial condition and operating results and trends in and in comparing Billtrust’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Billtrust does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Billtrust’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Billtrust presents non-GAAP financial measures in connection with GAAP results. Billtrust is not providing a reconciliation of its projected non-GAAP adjusted gross profit, non-GAAP adjusted gross margin and non-GAAP adjusted EBITDA, or non-GAAP direct card revenue for 2022 to the most directly comparable measure prepared in accordance with GAAP because such reconciliations are not meaningful or available without unreasonable effort as certain items are excluded from these non-GAAP measures, such as charges related to stock-based compensation expenses, changes in fair value of contingent consideration related to an acquisition, and related tax effects, including non-recurring income tax adjustments, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted. You should review Billtrust’s audited Consolidated Financial Statements and related notes in its Annual Report on Form 10-K for the year ended December 31, 2021, unaudited interim reports, including its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022, and the other financial information included in other documents of Billtrust filed, or to be filed, with the SEC.

•Net revenue (non-GAAP) is defined as total revenues less reimbursable costs revenue. Reimbursable costs revenue consists primarily of amounts charged to customers for postage (with an offsetting amount recorded as a cost of revenue) which we do not consider internally when monitoring operating performance.

•Adjusted gross profit (non-GAAP) is defined as total revenues less total cost of revenues, excluding depreciation and amortization, plus stock-based compensation expense included in total cost of revenues.

•Adjusted gross margin (non-GAAP) is defined as adjusted gross profit (non-GAAP) divided by total revenues less reimbursable costs revenue, or net revenue (non-GAAP).

•Adjusted EBITDA (non-GAAP) is defined as net loss, plus (1) income tax expense (benefit), (2) changes in the fair value of financial instruments that do not meet the criteria to be classified as equity, (3) interest expense and loss on extinguishment of debt, (4) depreciation and amortization, (5) stock-based compensation expense, (6) impairment, restructuring, and related facility costs, (7) acquisition and integration costs, (8) other capital structure transaction costs, and (9) other non-operating expense (income).

•Direct card revenue (non-GAAP) is defined as subscription, transaction, and services revenues, less revenues generated from segments other than software and payments (i.e., software and payments segment revenue), less software and payments segment transaction revenue unrelated to card processing and all subscription revenue. Direct card revenue (non-GAAP) includes variable transactional fee revenue associated with card payments on our electronic payments processing platforms.
•Free cash flow (non-GAAP) is defined as net cash used in operating activities, less purchases of property and equipment (which includes capitalized internal-use software costs).

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Billtrust. In connection with the proposed transaction, Billtrust has filed with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Billtrust may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Billtrust’s shareholders for their consideration. Before making any voting decision, Billtrust’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Billtrust and the proposed transaction.

Billtrust’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Billtrust, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Billtrust with the SEC may be obtained, without charge, by contacting Billtrust through its website at https://investors.billtrust.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Billtrust may be deemed to be participants in the solicitation of proxies from Billtrust’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Billtrust and their ownership of Billtrust common stock is set forth in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 9, 2022 and in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Investor Contact:
John T. Williams
IR@billtrust.com

Media Contact:
Meredith Simpson
PR@billtrust.com

Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:	(in thousands, except per share amounts)
Subscription, transaction, and services	$42,508	$32,732	$120,157	$97,440
Reimbursable costs	8,854	8,625	26,112	26,085
Total revenues	51,362	41,357	146,269	123,525
Cost of revenues:
Cost of subscription, transaction, and services	11,255	9,368	32,729	27,981
Cost of reimbursable costs	8,854	8,625	26,112	26,085
Total cost of revenues, excluding depreciation and amortization	20,109	17,993	58,841	54,066
Operating expenses:
Research and development	15,943	13,453	46,922	35,716
Sales and marketing	11,591	10,310	34,030	29,226
General and administrative	19,613	9,838	49,426	32,766
Depreciation and amortization	2,191	1,205	6,218	3,924
Impairment and restructuring	4,636	—	18,520	—
Total operating expenses	53,974	34,806	155,116	101,632
Loss from operations	(22,721)	(11,442)	(67,688)	(32,173)
Other income (expense):
Change in fair value of financial instruments	360	—	122	(9,995)
Interest expense and loss on extinguishment of debt	(15)	(2)	(22)	(2,947)
Other non-operating income	916	277	1,171	521
Total other income (expense)	1,261	275	1,271	(12,421)
Loss before income taxes	(21,460)	(11,167)	(66,417)	(44,594)
Income tax expense (benefit)	(251)	27	(970)	130
Net loss	$(21,209)	$(11,194)	$(65,447)	$(44,724)

Net loss per common share, basic and diluted	$(0.13)	$(0.07)	$(0.40)	$(0.29)
Weighted average common shares outstanding, basic and diluted	164,175	158,316	163,586	154,303

Selected Segment Information
(Unaudited)

	Three Months Ended September 30,
	Software and Payments	Print	All other	Consolidated
	(in thousands)
2022
Revenues:
Subscription and transaction	$35,153	$4,106	$—	$39,259
Services and other	—	—	3,249	3,249
Subscription, transaction, and services revenues	35,153	4,106	3,249	42,508
Reimbursable costs	—	8,854	—	8,854
Total revenues	$35,153	$12,960	$3,249	$51,362

Segment revenues growth vs. prior year	35.2%	(0.2)%	37.9%	24.2%

2021
Revenues:
Subscription and transaction	$26,009	$4,367	$—	$30,376
Services and other	—	—	2,356	2,356
Subscription, transaction, and services revenues	26,009	4,367	2,356	32,732
Reimbursable costs	—	8,625	—	8,625
Total revenues	$26,009	$12,992	$2,356	$41,357

	Nine Months Ended September 30,
	Software and Payments	Print	All other	Consolidated
	(in thousands)
2022
Revenues:
Subscription and transaction	$98,298	$12,680	$—	$110,978
Services and other	—	—	9,179	9,179
Subscription, transaction, and services revenues	98,298	12,680	9,179	120,157
Reimbursable costs	—	26,112	—	26,112
Total revenues	98,298	38,792	9,179	146,269

Segment revenues growth vs. prior year	28.9%	(1.6)%	17.5%	18.4%
Segment revenues growth vs. prior year, adjusted for One-Time Customer Loss	34.8%	(1.6)%	17.5%	21.7%

2021
Revenues:
Subscription and transaction	$76,276	$13,355	$—	$89,631
Services and other	—	—	7,809	7,809
Subscription, transaction, and services revenues	76,276	13,355	7,809	97,440
Reimbursable costs	—	26,085	—	26,085
Total revenues	$76,276	$39,440	$7,809	$123,525
Less: Segment revenues from One-Time Customer Loss	3,333	—	—	3,333
Adjusted segment revenues from One-Time Customer Loss	$72,943	$39,440	$7,809	$120,192

Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands)
Cash flows from operating activities:
Net loss	$(21,209)	$(11,194)	$(65,447)	$(44,724)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,191	1,206	6,218	3,924
Provision for bad debts	95	29	144	94
Impairments and reduction in carrying amount of operating lease right-of-use assets	4,409	1,222	15,817	2,086
Impairments of fixed assets	1,300	—	4,949	—
Loss on extinguishment of debt and amortization of debt discount	—	—	—	2,799
Stock-based compensation expense	6,940	5,914	20,293	20,446
Change in fair value of financial instruments and other expenses	53	11	116	9,996
Change in fair value of contingent consideration	(371)	—	(122)	—
Deferred income taxes	(210)	14	(935)	106
Changes in assets and liabilities:
Accounts receivable	(1,787)	(485)	(7,800)	(6,549)
Prepaid expenses	1,247	75	(2,139)	(2,036)
Deferred implementation and commission costs	(402)	(9)	(373)	227
Other assets (current and non-current)	(402)	(579)	(432)	896
Accounts payable	547	361	(2,524)	556
Accrued expenses and other	8,035	6,063	9,688	10,228
Operating lease liabilities	(1,131)	(1,222)	(2,757)	(2,086)
Deferred revenue	(2,244)	(183)	(4,492)	(4,713)
Other liabilities (current and non-current)	333	(211)	1,429	(1,059)
Net cash provided by (used in) operating activities	(2,606)	1,012	(28,367)	(9,809)
Cash flows from investing activities:
Purchase of business, net of acquired cash	—	—	(59,456)	—
Purchases of marketable securities	—	(40)	(57)	(45,077)
Proceeds from marketable securities	—	—	45,174	—
Purchases of property and equipment	(442)	(450)	(1,364)	(1,570)
Net cash used in investing activities	(442)	(490)	(15,703)	(46,647)
Cash flows from financing activities:
Payments on borrowings	—	—	—	(44,663)
Business Combination and PIPE financing	—	—	—	349,638
Payments of equity issuance costs	—	—	—	(19,936)
Debt extinguishment costs	—	—	—	(1,565)
Payment of deferred purchase price	—	—	(557)	—
Change in customer funds payable	(6,102)	(5,330)	(5,590)	(1,636)
Payments on finance leases	(78)	(52)	(223)	(177)
Proceeds from common stock issued	1,155	1,467	3,274	5,651
Taxes paid on net share issuance of stock-based compensation	2	(96)	(48)	(4,367)
Net cash provided by (used in) financing activities	(5,023)	(4,011)	(3,144)	282,945
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(80)	—	(125)	—
Net increase (decrease) in cash, cash equivalents, and restricted cash	(8,151)	(3,489)	(47,339)	226,489
Cash, cash equivalents, and restricted cash, beginning of period	173,621	268,821	212,809	38,843
Cash, cash equivalents, and restricted cash, end of period	$165,470	$265,332	$165,470	$265,332

Summary of Cash, Cash Equivalents, Restricted Cash, and
Marketable Securities Balances
(Unaudited)

	September 30,
	2022	2021
	(in thousands)
Summary of cash, cash equivalents, and restricted cash, end of period:
Cash and cash equivalents	$145,915	$243,448
Customer funds	16,951	19,288
Restricted cash (included in other current assets)	2,604	2,596
Total cash, cash equivalents, and restricted cash	$165,470	$265,332

Cash and cash equivalents	$145,915	$243,448
Marketable securities	—	45,117
Total cash, cash equivalents and marketable securities	$145,915	$288,565

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended September 30,		Quarterly Increase (Decrease)	Nine Months Ended September 30,
	2022	2021		2022	2021
	(in thousands)			(in thousands)
Total revenues	$51,362	$41,357	24.2%	$146,269	$123,525
Less: Reimbursable costs revenue	8,854	8,625		26,112	26,085
Net revenue (non-GAAP)	42,508	32,732	29.9%	120,157	97,440
Less: net revenue from One-Time Customer Loss	—	—		—	3,333
Net revenue (non-GAAP), excluding One-Time Customer Loss	$42,508	$32,732	29.9%	$120,157	$94,107

Total revenues	$51,362	$41,357		$146,269	$123,525
Less: Cost of revenue, excluding depreciation and amortization	20,109	17,993		58,841	54,066
Gross profit, excluding depreciation and amortization	31,253	23,364	33.8%	87,428	69,459
Add: Stock-based compensation expense	587	436		1,646	1,284
Adjusted gross profit (non-GAAP)	31,840	23,800	33.8%	89,074	70,743
Less: gross profit from One-Time Customer Loss	—	—		—	3,333
Adjusted gross profit (non-GAAP), excluding One-Time Customer Loss	$31,840	$23,800	33.8%	$89,074	$67,410

Gross margin, excluding depreciation and amortization	60.8%	56.5%		59.8%	56.2%
Adjusted gross margin (non-GAAP)	74.9%	72.7%		74.1%	72.6%
Adjusted gross margin (non-GAAP), excluding One-Time Customer Loss	74.9%	72.7%		74.1%	71.6%

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands)
Net loss	$(21,209)	$(11,194)	$(65,447)	$(44,724)
Income tax expense (benefit)	(251)	27	(970)	130
Change in fair value of financial instruments	(360)	—	(122)	9,995
Interest expense and loss on extinguishment of debt	15	2	22	2,947
Depreciation and amortization	2,191	1,205	6,218	3,924
Stock-based compensation expense	6,940	5,914	20,293	20,446
Impairment, restructuring, and related facility costs	5,383	35	20,262	358
Acquisition and integration costs	702	257	3,900	257
Other capital structure transaction costs	5,802	—	5,802	498
Other non-operating income	(726)	(277)	(982)	(521)
Adjusted EBITDA (non-GAAP)	(1,513)	(4,031)	(11,024)	(6,690)
Less: gross profit from One-Time Customer Loss	—	—	—	3,333
Adjusted EBITDA (non-GAAP), excluding One-Time Customer Loss	$(1,513)	$(4,031)	$(11,024)	$(10,023)

Adjusted EBITDA margin (non-GAAP)	(3.6)%	(12.3)%	(9.2)%	(6.9)%

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended September 30,	Nine Months Ended September 30,
	(in thousands)
2022
Subscription, transaction, and services revenues	$42,508	$120,157
Less: Non-software and payments segment revenue	7,355	21,859
Software and payments segment revenue	35,153	98,298
Less: Software and payments segment revenue excluding direct card revenue (non-GAAP)	28,659	81,079
Direct card revenue (non-GAAP)	$6,494	$17,219

2021
Subscription, transaction, and services revenues	$32,732	$97,440
Less: Non-software and payments segment revenue	6,723	21,164
Software and payments segment revenue	26,009	76,276
Less: Software and payments segment revenue excluding direct card revenue (non-GAAP)	21,784	65,431
Direct card revenue (non-GAAP)	$4,225	$10,845

Direct card revenue (non-GAAP) growth	54%	59%
Software and payments (ex-DCR) (non-GAAP) revenue growth	32%	24%

Reconciliation of GAAP to Non-GAAP Financial Information Excluding Non-Cash Expenses1
(Unaudited)

Three Months Ended September 30, 2022 and 2021

	GAAP		Non-cash expenses[1]		Non-GAAP Excluding Non-cash Expenses[1]
	2022	2021	2022	2021	2022	2021
Revenues:	(in thousands)
Subscription, transaction, and services	$42,508	$32,732	$—	$—	$42,508	$32,732
Reimbursable costs	8,854	8,625	—	—	8,854	8,625
Total revenues	51,362	41,357	—	—	51,362	41,357
Cost of revenues:
Cost of subscription, transaction, and services	11,255	9,368	587	436	10,668	8,932
Cost of reimbursable costs	8,854	8,625	—	—	8,854	8,625
Total cost of revenues, excluding depreciation and amortization	20,109	17,993	587	436	19,522	17,557
Operating expenses:[2]
Research and development	15,943	13,453	1,469	1,210	14,474	12,243
Sales and marketing	11,591	10,310	637	984	10,954	9,326
General and administrative	19,613	9,838	4,247	3,284	15,366	6,554
Depreciation and amortization	2,191	1,205	2,191	1,205	—	—
Impairment and restructuring	4,636	—	4,636	—	—	—
Total operating expenses	53,974	34,806	13,180	6,683	40,794	28,123
Loss from operations	(22,721)	(11,442)	13,767	7,119	(8,954)	(4,323)
Other income (expense):
Change in fair value of financial instruments	360	—	—	—	360	—
Interest expense and loss on extinguishment of debt	(15)	(2)	—	—	(15)	(2)
Other non-operating income	916	277	—	—	916	277
Total other income (expense)	1,261	275	—	—	1,261	275
Loss before income taxes	(21,460)	(11,167)	13,767	7,119	(7,693)	(4,048)
Income tax expense (benefit)	(251)	27	—	—	(251)	27
Net loss	$(21,209)	$(11,194)	$13,767	$7,119	$(7,442)	$(4,075)

1 Non-cash expenses include stock-based compensation expense, depreciation and amortization expense, and impairment and restructuring expense.
2 Includes acquisition, integration, and impairment, restructuring and related facility costs, as well as other capital structure transaction costs in the period of $0.3 million in research and development, $0.1 million in sales and marketing and $7.1 million in general and administrative expenses, which are excluded from Adjusted EBITDA.

Reconciliation of GAAP to Non-GAAP Financial Information Excluding Non-Cash Expenses1
(Unaudited)

Nine Months Ended September 30, 2022 and 2021

	GAAP		Non-Cash Expenses[3]		Non-GAAP Excluding Non-Cash Expenses[3]
	2022	2021	2022	2021	2022	2021
Revenues:	(in thousands)
Subscription, transaction, and services	$120,157	$97,440	$—	$—	$120,157	$97,440
Reimbursable costs	26,112	26,085	—	—	26,112	26,085
Total revenues	146,269	123,525	—	—	146,269	123,525
Cost of revenues:
Cost of subscription, transaction, and services	32,729	27,981	1,646	1,284	31,083	26,697
Cost of reimbursable costs	26,112	26,085	—	—	26,112	26,085
Total cost of revenues, excluding depreciation and amortization	58,841	54,066	1,646	1,284	57,195	52,782
Operating expenses:[4]
Research and development	46,922	35,716	4,187	3,524	42,735	32,192
Sales and marketing	34,030	29,226	2,362	3,276	31,668	25,950
General and administrative	49,426	32,766	12,098	12,362	37,328	20,404
Depreciation and amortization	6,218	3,924	6,218	3,924	—	—
Impairment and restructuring	18,520	—	18,520	—	—	—
Total operating expenses	155,116	101,632	43,385	23,086	111,731	78,546
Loss from operations	(67,688)	(32,173)	45,031	24,370	(22,657)	(7,803)
Other income (expense):
Change in fair value of financial instruments	122	(9,995)	—	—	122	(9,995)
Interest expense and loss on extinguishment of debt	(22)	(2,947)	—	—	(22)	(2,947)
Other non-operating income	1,171	521	—	—	1,171	521
Total other income (expense)	1,271	(12,421)	—	—	1,271	(12,421)
Loss before income taxes	(66,417)	(44,594)	45,031	24,370	(21,386)	(20,224)
Income tax expense (benefit)	(970)	130	—	—	(970)	130
Net loss	$(65,447)	$(44,724)	$45,031	$24,370	$(20,416)	$(20,354)

3 Non-cash expenses include stock-based compensation expense, depreciation and amortization expense, and impairment and restructuring expense.
4 Includes acquisition, integration, and impairment, restructuring and related facility costs, as well as other capital structure transaction costs during the period of $0.3 million in research and development, $0.3 million in sales and marketing and $11.1 million in general and administrative expenses, which are excluded from Adjusted EBITDA.